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IN ACCORDANCE WITH RULE 311 OF REGULATION S-T, THESE EXHIBITS ARE BEING FILED IN PAPER

UNITED STATES Securities and Exchange Commission Washington, D.C. 20549

FORM SE

FORM FOR SUBMISSION OF PAPER FORMAT EXHIBITS

BY ELECTRONIC FILERS

THE IT GROUP, INC.	0000731190

Exact name of registrant as specified in charter	Registrant CIK Number

FORM 8-K (dated December 30, 2003)	1-09037

Electronic report, schedule or registration statement of which the documents are a part (give period of report)	SEC file number, if available

Name of Person Filing the Document (if other than the Registrant)

SIGNATURES

Filings Made By the Registrant:

The Registrant has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Monroeville , State of Pennsylvania , February 24, 2004.

THE IT GROUP, INC.

(Registrant)

By:	/s/ Harry J. Soose, Jr.

Harry J. Soose, Jr. Chief Operating Officer

Exhibit Index

Exhibit

99.1	Notice of Filing of Monthly Operating Report for period from November 1, 2003 through November 28, 2003 (including Exhibits).